                       OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                           Supplement dated April 8, 2005 to the
                               Prospectus dated July 30, 2004

The Prospectus is changed as follows:  The section captioned "Management Team" on page 42 under the heading " HOW THE FUND IS MANAGED" is deleted in its entirety and replaced with the following:

Portfolio Manager.  The portfolio manager of the Fund is Timothy J. Birney, who is primarily responsible for selecting the Fund's investments in Portfolio Funds and allocating the Fund's assets among the Portfolio Funds selected.  Mr. Birney has been Vice
President and Portfolio Manager of the Investment Manager since November 2003.  From May
2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance
Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models.  From March
1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.  He also worked as a Research Associate at Yamaichi International (America) from April 1996 through March
1998 and as a Foreign Exchange Trader with Credit Suisse in New York from April 1995 until
April 1996.

April 8, 2005                                                 PS0371.006